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[Logo] Commercial Bank             COLLATERAL NOTE
       of New York        (Single Payment -- Demand or Time)
                             (Variable Rate of Interest)

                                                   New York, NY January 31, 1995

$1,500,000

   On May 1, 1995 , for value received, the undersigned promise(s) to pay to Commercial Bank of New York (hereinafter called the 'Bank') or order, at its 404 5th Ave. office, in New York, NY 10018 in lawful money of the United States the principal amount of ONE MILLION FIVE HUNDRED THOUSAND AND 00/100 Dollars, ($1,500,000.00) with interest from the date of this note to maturity (whether as stated above or by acceleration) or demand (if this note is payable on demand) at a rate per annum equal to 1.5 percent above the prime loan rate of the Bank from time to time in effect calculated on the basis of a 360-day year and actual number of days elapsed (but in no event in excess of the maximum rate permitted by applicable law), such interest to be payable monthly commencing FEBRUARY 1995 and continuing on the same day of each calendar month thereafter and at maturity. If the space in the preceding sentence is incomplete or completed by the insertion of a '0' or a mark other than a number, then the interest rate hereunder shall be equal to the prime loan rate of the Bank in effect from time to time. Any change in such rate of interest shall be effective on the date a change i the prime loan rate of the Bank occurs, without notice to the undersigned. Interest from and after maturity (whether as stated or by acceleration) or demand (if this note is payable on demand) shall be at the rate of 24% per annum or if such rate shall not be lawful with respect to the undersigned, at the highest lawful rate then in effect. The prime loan rate of the Bank in effect on the date of this note is 8.5% per annum.

   The undersigned has pledged, granted a security interest or deposited with or delivered to the Bank as security for the payment of this note and of all Liabilities of the undersigned to the Bank the following property,

               COOPER COMPANIES COMMON STOCK -- 1,500,000 SHARES
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   The  term 'Liabilities' shall  include this note  and all other indebtedness, obligations and liabilities of any kind of the undersigned to the Bank and also to others to the extent of their participations granted to or interests therein created or acquired for them by the Bank, now or hereafter existing, arising
directly   between  the   undersigned  and   the  Bank   or  acquired  outright,
conditionally or as collateral security from another by the Bank, absolute or contingent, joint and/or several, secured or unsecured, due contractual or tortious, liquidated, arising by operation of law or otherwise, or direct or indirect, including liabilities to the Bank of the undersigned as a member of any partnership, syndicate, association or other group, and whether incurred by the undersigned as principal, surety, endorser, guarantor, accommodation party or otherwise. The term 'Security' shall include the property described or referred to above and the balance of every deposit account of the undersigned with the Bank and any other claim of the undersigned against the Bank, now or hereafter existing, and all money, instruments, securities, documents, chattel paper, credits, claims, demands and any other property, rights and interests of the undersigned which at any time shall come into the possession or custody or
under  the  control  of   the  Bank  or  any   of  its  agents,  associates   or
correspondents, for any purpose, and shall include the proceeds of any thereof. The Bank shall be deemed to have possession of any of the Security in transit to or set apart for it or any of its agents, associates or correspondents.

   As security for the payment of all the Liabilities, the undersigned hereby grant(s) to the Bank a security interest in, and a general lien upon and/or right of set-off of, the Security.

   The right is expressly granted to the Bank, at its discretion, to transfer to or register in the name of itself or its nominee any of the Security, and whether or not so transferred or registered to receive the income and dividends thereon, including stock dividends and rights to subscribe, and to hold the same as a part of the Security and/or apply the same as hereinafter provided; to exchange any of the Security for other property upon reorganization, recapitalization or other readjustment and in connection therewith to deposit any of the Security with any committee or depository upon such terms as it may determine; to vote the Security so transferred or registered and to exercise or cause its nominee to exercise all or any powers with respect thereto with the same force and effect as an absolute owner thereof; all without notice and without liability except to account for property actually received by it. The right is expressly granted to the Bank, at its discretion and without notice to or containing the signature of the undersigned to file one or more financing statements under the Uniform Commercial Code naming the undersigned as debtor and the Bank as secured party and indicating therein the types or describing the items of the Security herein specified. Without the prior written consent of the Bank the undersigned will not file or authorize or permit to be filed in any jurisdiction any such financing or like statement in which the Bank is not named as the sole secured party.

   The Bank, at its discretion may, whether any of the Liabilities be due, in its name or in the name of the undersigned or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Security, but shall be under no obligation so to do, or the Bank may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Security, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of the undersigned. The Bank shall not be required to take any steps necessary to preserve any rights against prior parties to any of the Security. Upon default hereunder or in connection with any of the Liabilities (whether such default be that of the undersigned or of any other party obligated thereof), the Bank shall have the rights and remedies provided by law; and the Bank may sell or cause to be sold in the Borough of Manhattan, New York City, or elsewhere, in one or more sales or parcels, at such price as the Bank may deem best, and for cash or on credit or future delivery, without assumption of any credit risk all or any of the Security, at any brokers' board or at public or private sale, without demand of performance or notice of intention to sell or of time or place of sale (except such notice as is required by applicable statute and cannot be waived), and the Bank or anyone else may be the purchaser of any or all of the Security so sold and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any equity of redemption, of the undersigned, any such demand, notice or right and equity being hereby waived and released. The undersigned will pay to the Bank all expenses (including expense for legal services of every kind) of, or incidental to, the enforcement of any of the provisions hereof or of any of the Liabilities, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement of any of the Security or receipt of the proceeds thereof, and for the care of the Security and defending or asserting the rights and claims of the Bank in respect thereof, by litigation or otherwise, including expense of insurance, and all such expenses shall be indebtedness within the terms of the this note. The Bank, at any time, at its option, may apply the net cash receipts from the Security to the payment of principal of and/or interests on any of the Liabilities, whether or not then due, making proper rebate of interest or discount. Notwithstanding that the Bank, whether in its own behalf and/or in behalf of another and/or of others, may continue to hold Security and regardless of the value thereof, the undersigned shall be and remain liable of the payment in full, principal and interest, of any balance of the Liabilities and expenses at any time unpaid.

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   If at any time the Security shall be unsatisfactory to the Bank, upon  demand of the Bank the undersigned will furnish such further security or make such payment on account of any of the Liabilities as will be satisfactory to the Bank, and if the undersigned fail(s) forthwith to furnish such security or to make such payment; or if any sum payable upon any of the Liabilities be not paid when due; or if the undersigned, or any maker, drawer, acceptor, endorser, guarantor, surety, accommodation party or other person liable upon or for any of the liabilities or Security (each hereinafter called an 'other liable party') shall die, become insolvent (however such insolvency may be evidenced), fail to pay any debt as such debts become due or make a general assignment for the benefit of creditors; or if the undersigned or any copartnership or which the undersigned is (are) a member or members shall suspend the transaction of his, its or their usual business, or be expelled from or suspended by any stock or securities exchange or other exchange, or any proceeding, procedure or remedy supplementary to or in enforcement of judgement shall be resorted to or commenced against, or with respect to any property of, the undersigned or any such copartnership or other liable party; or if a petition in bankruptcy or for any relief under any law relating to the relief of debtors, readjustment of indebtedness, reorganization, composition or extension shall be filed, or any proceeding shall be instituted under any such law, by or against the undersigned or any such copartnership or other liable party; or if any governmental authority or any court at the instance thereof shall take possession of any substantial part of the property of, or assume control over the affairs or operations of, or a receiver shall be appointed of, or of a substantial part of the property of, or a writ or order of attachment or garnishment shall be issued or made against any of the property of, the undersigned or other liable partner; or if there shall be such a change in the financial condition or affairs
(personal  or  otherwise)  which  in  the  opinion  of  the  Bank  impairs   the
collectability of this note or increases its risk; or if any indebtedness of the undersigned or any such copartnership or other liable party for borrowed money shall become due and payable by acceleration of maturity thereof; or if the undersigned conceals, removes or permits to be concealed or removed any part of the undersigned's property with intent to hinder, delay or defraud any of its creditors; or the making or suffering by the undersigned of a transfer of any property, which is fraudulent under the law of any applicable jurisdiction; thereupon, unless and to the extent that the Bank shall otherwise elect, all of the Liabilities shall become and be due and payable forthwith.

   The Bank may assign, transfer and/or deliver to any transferee of any of the Liabilities any or all of the Security, and thereafter shall be fully discharged from all responsibility with respect to such Security. Such transferee shall be vested with all the powers and rights of the Bank hereunder with respect to such Security, but the Bank shall retain all rights and powers hereby given with respect to any of the Security not so assigned, transferred and/or delivered. No delay on the part of the Bank in exercising any power or rights hereunder shall operate as a waive thereof; nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right. The rights, remedies and benefits herein expressly specified are cumulative and not exclusive of any rights, remedies or benefits which the Bank may otherwise have. The undersigned hereby waive(s) presentment, notice of dishonor and protest of all instruments included in or evidencing the Liabilities or the Security and any and all other notices and demands whatsoever, whether or not relating to any such instrument.

   In the event any payment provided for herein shall become overdue for a period in excess of five (5) days, a late charge of six (6) cents for each dollar so overdue shall become immediately due to Bank as liquidated damages for failure to make prompt payment, and the same shall be part of the Liabilities. Late charge shall be payable with the next installment of principal and/or interest due hereunder.

   Each of the undersigned and any endorser hereof agree that if an attorney is sued to enforce or collect this note a reasonable attorney's fee and legal expenses shall be added thereto.

   The Bank may apply any payments received hereunder to the payment, in whole or in part, of all amounts due hereunder including interest, principal and all costs and fees, including attorney's fees, in such order as Bank may elect, and the undersigned waives the right to direct or object to any such application of payments.

   The Bank shall have the right to sell a participation in or assign this note without the consent of the undersigned and the undersigned hereby consents that the Bank may disclose any credit or financial information within the Bank's possession to any prospective participant or assignee of this note.

   Each of the undersigned in any litigation (whether or not arising out of or relating to this note or any other obligations or liability of the undersigned to the Bank) in which the Bank and any of them shall be adverse parties, waives trial by jury and the right to interpose any defense, set-off or counterclaim of any nature or description.

   No provision hereof shall be modified or limited except by a written instrument expressly referring hereto and to the provision so modified or limited. The undersigned, if more than one, shall be jointly and severally liable hereunder and all provisions hereof regarding the Liabilities or Security of the undersigned shall apply to any Liability or any Security of any or all of them. This note and the provisions hereof are to be binding upon the heirs, executors, administrators, assigns or successors of the undersigned; they shall continue in force notwithstanding any change in any partnership party hereto, whether such change occurs through death, retirement or otherwise; and they are to be construed according to and governed by the laws of the State of New York.


                                          By: STEVEN ROSENBERG, Vice President
                                              --------------------------------
                                              COOPER LIFE SCIENCES, INC.
                                              --------------------------------
NO.                DUE                        Address 160 Broadway
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                                              New York, NY 10038

                                                                 Member F.D.I.C.

LN6 (5/91)